SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 19, 2004

Date of Report (Date of Earliest Event Reported)

CERTIFIED SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	88-0444079
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5101 NW 21st Avenue, Suite 350

Fr. Lauderdale, Florida 33309

(Address of principal executive offices) (Zip Code)

(954) 677-0202

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On November 18, 2004, Certified Services, Inc. (the “Registrant”) issued a press release announcing the Registrant’s results of operations for the third quarter ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1. November 18, 2004 Press Release announcing results of operations and condition for the third quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 19, 2004

CERTIFIED SERVICES, INC.

By:	/S/ Danny L. Pixler
Name:	Danny L. Pixler
Title:	President, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1.	November 18, 2004 Press Release announcing results of operations and condition for the third quarter ended September 30, 2004.